Exhibit 99.(j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Invesco Exchange-Traded Self-Indexed Fund Trust of our reports dated October 27, 2022, relating to the financial statements and financial highlights, which appears in each of the Fund’s (as listed in Appendix A) Annual Report on Form N-CSR for the year or period ended August 31, 2022. We also consent to the references to us under the headings “Fund Service Providers”, “Financial Highlights”, “Statement of Additional Information” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 15, 2022

Appendix A

Funds
Invesco Investment Grade Defensive ETF
Invesco Investment Grade Value ETF
Invesco Defensive Equity ETF
Invesco RAFITM Strategic Developed ex-US ETF
Invesco RAFITM Strategic Emerging Markets ETF
Invesco RAFITM Strategic US ETF
Invesco RAFITM Strategic US Small Company ETF
Invesco BulletShares 2023 Corporate Bond ETF
Invesco BulletShares 2023 High Yield Corporate Bond ETF
Invesco BulletShares 2023 Municipal Bond ETF
Invesco BulletShares 2023 USD Emerging Markets Debt ETF
Invesco BulletShares 2024 Corporate Bond ETF
Invesco BulletShares 2024 High Yield Corporate Bond ETF
Invesco BulletShares 2024 Municipal Bond ETF
Invesco BulletShares 2024 USD Emerging Markets Debt ETF
Invesco BulletShares 2025 Corporate Bond ETF
Invesco BulletShares 2025 High Yield Corporate Bond ETF
Invesco BulletShares 2025 Municipal Bond ETF
Invesco BulletShares 2026 Corporate Bond ETF
Invesco BulletShares 2026 High Yield Corporate Bond ETF
Invesco BulletShares 2026 Municipal Bond ETF
Invesco BulletShares 2027 Corporate Bond ETF
Invesco BulletShares 2027 High Yield Corporate Bond ETF
Invesco BulletShares 2027 Municipal Bond ETF
Invesco BulletShares 2028 Corporate Bond ETF
Invesco BulletShares 2028 High Yield Corporate Bond ETF
Invesco BulletShares 2028 Municipal Bond ETF
Invesco BulletShares 2029 Corporate Bond ETF
Invesco BulletShares 2029 Municipal Bond ETF
Invesco BulletShares 2030 Corporate Bond ETF
Invesco BulletShares 2030 Municipal Bond ETF

Invesco BulletShares 2031 Corporate Bond ETF(a)

Invesco BulletShares 2031 Municipal Bond ETF(a)

Invesco BulletShares 2029 High Yield Corporate Bond ETF(a)

Invesco International Developed Dynamic Multifactor ETF

Invesco Russell 1000® Dynamic Multifactor ETF
Invesco Russell 2000® Dynamic Multifactor ETF

(a) For the period September 13, 2021 (commencement of investment operations) through August 31, 2022

2